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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 December 11, 2002



                           AXCELIS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                        000-30941                      34-1818596
 (State or other jurisdiction of      (Commission file number)     (IRS employer identification
  incorporation or organization)                                              number)

                              55 Cherry Hill Drive
                          Beverly, Massachusetts 01915
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (978) 787-4000

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Item 9.    Regulation FD Disclosure

         On December 11, 2002, the United States District Court for the District of Massachusetts issued on Memorandum Regarding Claims Construction in Axcelis' patent litigation against Applied Materials, Inc. (Civil Action No. 01-10029-DPW). This decision is publicly available from the court and can be accessed at http://pacer.mad.uscourts.gov/dc /cgi-in/recentops.pl?filename=woodlock/pdf/axcelis.pdf.

         In addition, the Court has scheduled a conference with the parties in this case in mid January 2003 to discuss future proceedings.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AXCELIS TECHNOLOGIES, INC.

Dated: December 12, 2002            By: /s/ Cornelius F. Moses, III
                                      ----------------------------------------
                                      Cornelius F. Moses, III
                                      Executive Vice President and
                                      Chief Financial Officer